CAVANAL HILL FUNDS

Supplement dated April 15, 2020
to the
Cavanal Hill Funds’ Prospectus and

Statement of Additional Information
dated December 26, 2019

This Supplement provides updated information regarding portfolio managers and supersedes any information to the contrary in the Prospectus dated December 26, 2019.

Change in Portfolio Manager

Effective April 15, 2020, Brandon R. Barnes, CFA will be a portfolio manager of the Opportunistic Fund. Mr. Barnes is a Vice President and a Senior Equity Analyst and has been a member of the Fundamental Equity Management team at Cavanal Hill Investment Management since 2011.  Mr. Barnes holds the Chartered Financial Analyst® designation.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.